QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2003

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification Number)

6195 Shiloh Road
Alpharetta, Georgia 30005
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (770) 442-9707

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Press release dated November 6, 2003, announcing financial results for the quarter ended September 30, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

        On November 6, 2003, First Horizon Pharmaceutical Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003 and providing guidance for the remainder of 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION (Registrant)
By:	/s/ DARRELL BORNE
Name:	Darrell Borne
Title:	Chief Financial Officer

Date: November 7, 2003

Exhibits

Exhibit No.	Description
99.1	Press release dated November 6, 2003

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)
SIGNATURES
Exhibits